UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007
INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts	02453

(Address of Principal Executive Offices)	(Zip Code)
(781) 647-3900

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 8.01 Other Events.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EX-2.1 Amended and Restated Asset Purchase Agreement, dated May 17, 2007
EX-2.2 Amended and Restated Contribution Agreement, dated May 17, 2007
EX-2.3 Contribution Agreement, dated May 17, 2007
EX-2.4 Membership Unit Purchase Agreement, dated May 17, 2007
EX-2.5 Asset Purchase Agreement, dated May 17, 2007
EX-99.1 Press Release, dated May 17, 2007
EX-99.2 Unaudited pro forma statements of operations of the Company

Item 1.01 Entry into a Material Definitive Agreement.
On May 17, 2007, Inverness Medical Innovations, Inc. (“Inverness”) and affiliates of The Procter & Gamble Company (“P&G”) closed their previously announced transaction to form a 50/50 joint venture for the development, manufacturing, marketing and sale of existing and to-be-developed consumer diagnostic products, outside the cardiology, diabetes and oral care fields. At the closing, Inverness, P&G and certain of their respective subsidiaries entered into material definitive agreements, described in greater detail below, pursuant to which Inverness transferred its related consumer diagnostic assets, other than its manufacturing and core intellectual property assets, to the joint venture, and P&G acquired its interest in the joint venture for a cash payment of approximately US$325.0 million.
As part of the consummation of the joint venture, Inverness, certain subsidiaries of Inverness and certain subsidiaries of P&G entered into a shareholder agreement and an amended and restated limited liability company agreement setting forth each party’s rights and obligations with respect to the joint venture. Inverness and certain subsidiaries of P&G also entered into an option agreement pursuant to which certain subsidiaries of P&G have the right, after four years, to require Inverness to acquire all of P&G’s interest in the joint venture at the purchase price determined in the option agreement, and certain subsidiaries of P&G have the right, at any time upon certain material breaches by Inverness or its subsidiaries of their obligations under the shareholder agreement or the amended and restated limited liability company agreement, to acquire all of Inverness’s interest in the joint venture at the purchase price determined in the option agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
At the closing on May 17, 2007, substantially all the assets and liabilities of Inverness’s world-wide consumer diagnostic business outside of cardiology and diabetes, other than its manufacturing and core intellectual property assets, were contributed or sold to three joint venture entities: SPD Swiss Precision Diagnostics GmbH, a Swiss company (“Swiss JV”); SPD Development Company Limited, a company organized under the laws of England and Wales (“UK JV”); and US CD LLC, a Delaware limited liability company (“US JV”).
At the closing, a subsidiary of Inverness, a subsidiary of P&G and Swiss JV amended and restated the asset contribution and purchase agreements entered into in December 2006, and pursuant to these amended and restated agreements Inverness and certain of its subsidiaries (i) contributed certain assets of Inverness’s consumer diagnostic business to Swiss JV and (ii) sold other assets of Inverness’s consumer diagnostic business to an affiliate of P&G for a cash payment of approximately US$282.8 million, which assets the P&G affiliate immediately contributed to Swiss JV. Following these transactions, Inverness and P&G each owned, directly or indirectly through wholly-owned subsidiaries, a 50% ownership interest in Swiss JV.
Also at the closing, subsidiaries of Inverness and a subsidiary of P&G entered into an asset purchase agreement with UK JV, a wholly-owned subsidiary of Swiss JV, pursuant to which a subsidiary of Inverness sold assets of Inverness’s research and development and call center operations in the United Kingdom to UK JV for a cash payment of approximately US$22.5 million, resulting in net proceeds to Inverness of approximately US$11.3 million in cash.
Also at the closing, Inverness, a subsidiary of P&G and US JV entered into (i) an asset contribution agreement pursuant to which Inverness and certain affiliates of Inverness contributed certain assets of Inverness’s consumer diagnostic business in the United States to US JV in exchange for an ownership interest in US JV and (ii) a purchase agreement pursuant to which the P&G subsidiary purchased an interest in US JV from Inverness for approximately US$30.9 million, and following which Inverness and P&G each owned, directly or indirectly through wholly-owned subsidiaries, a 50% ownership interest in US JV.

Item 8.01 Other Events.
Also at the closing, Inverness and P&G and certain of their respective subsidiaries, entered into agreements with the joint venture entities to license certain technology to, and provide certain services to, the joint venture.
Pursuant to certain license agreements, Inverness licensed to the joint venture certain intellectual property for use in the consumer diagnostic business, outside the cardiology, diabetes and oral care fields. Inverness and certain of its subsidiaries also entered into a finished product purchase agreement with Swiss JV, pursuant to which the subsidiaries will manufacture consumer diagnostic products and sell these products to the Swiss joint venture entity.
Inverness also entered into a distribution arrangement with Swiss JV and an affiliate of P&G which provides for the distribution of branded products in the United States. Inverness and Swiss JV entered into distribution arrangements under which, among other things, Inverness will distribute to resellers certain consumer diagnostic products in the United States and certain territories outside the United States for resale as “private label” products, under brand names other than those owned or licensed by Swiss JV.
Inverness also entered into certain transition and long-term services agreements with Swiss JV, pursuant to which Inverness will provide certain operational support services to the joint venture.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(b) Pro Forma Financial Information
Unaudited pro forma condensed combined balance sheets of the Company as of March 31, 2007, and the related unaudited pro forma condensed combined statements of operations of the Company for the three-month period ended March 31, 2007 and the year ended December 31, 2006, all giving pro forma effect to the Company’s disposition of the consumer diagnostics business are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.
(d) Exhibits

2.1	Amended and Restated Asset Purchase Agreement, dated May 17, 2007, among Inverness Medical Switzerland GmbH, Procter & Gamble International Operations, SA and SPD Swiss Precision Diagnostics GmbH

2.2	Amended and Restated Contribution Agreement, dated May 17, 2007 among Inverness Medical Switzerland GmbH, Procter & Gamble International Operations, SA and SPD Swiss Precision Diagnostics GmbH

2.3	Contribution Agreement, dated May 17, 2007, among Inverness Medical Innovations, Inc., Procter & Gamble RHD, Inc. and US CD LLC

2.4	Membership Unit Purchase Agreement, dated May 17, 2007, among Inverness Medical Innovations, Inc., Procter & Gamble RHD, Inc. and US CD LLC

2.5	Asset Purchase Agreement, dated May 17, 2007, among Unipath Limited, SPD Swiss Precision Diagnostics GmbH, SPD Development Company Limited and Inverness Medical Switzerland GmbH

99.1	Press Release, dated May 17, 2007, entitled “INVERNESS MEDICAL INNOVATION AND PROCTER & GAMBLE FORM CONSUMER DIAGNOSTICS JOINT VENTURE — SPD SWISS PRECISION DIAGNOSTICS GMBH”

99.2	Unaudited pro forma statements of operations of the Company for the year ended December 31, 2006, and the three-month period ended March 31, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: May 23, 2007	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel – Corporate & Finance